EXHIBIT 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Jay A. Nudi, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Odyssey Marine Exploration, Inc.:

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: June 30, 2020

/S/ Jay A. Nudi
Jay A. Nudi Chief Financial Officer (Principal Financial Officer)